                                                                  EXHIBIT 10.4.2

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT

                   AMENDMENT NO. 2, dated as of December 31, 1999 (this "Amendment") to Credit Agreement, by and among Private Business, Inc., a Tennessee corporation (the "Borrower", the Lenders, Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, and BankBoston N.A., as Syndication Agent.

                             PRELIMINARY STATEMENTS

                   (A) The Borrower, the Lenders, Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, and BankBoston N.A., as Syndication Agent, are parties to the Credit Agreement, dated as of August 7, 1998 (the "Credit Agreement"),

                   (B) The Borrower has requested that the Lenders amend the Credit Agreement as more fully set forth below,

                   (C) The Administrative Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein; and

                   (D) The terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement,

                   NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1. Amendments to Credit Agreement.

         Section 1.1 Amendment. This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

         Section 1.2 Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Article 4 hereof, the Credit Agreement is hereby amended as follows:

                   (a) Section 6.17 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 6.17 Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period.

               Period                                            Amount
               ------                                            ------
          Closing Date through December 31, 1998               $3,000,000
          Fiscal Year 1999                                     $3,500,000
          Fiscal Year 2000                                     $8,000,000
          Fiscal Year 2001                                     $4,000,000
          Fiscal Year 2002                                     $4,000,000
          Fiscal Year 2003                                     $4,000,000
          Fiscal Year 2004                                     $4,000,000
          Fiscal Year 2005                                     $4,000,000
          Fiscal Year 2006                                     $4,000,000

; provided, however, that amounts permitted to be expended in a Fiscal Year that are not expended in such fiscal year, but not in excess of fifty (50%) percent of such prior year's unused amount (not including any amount permitted to be carried forward from a prior year) shall be permitted to be expended in (but only in) the subsequent fiscal year."

                  (b) Section 8.1 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                  "SECTION 8.1. Minimum EBITDA. Maintain for each period set forth below EBITDA at not less than the respective amounts set forth below:

        Four Fiscal Quarters ending on or about:               Minimum EBITDA
        ----------------------------------------               ---------------
        December 31, 1998                                      $20,000,000
        March 31, 1999                                         $18,000,000
        June 30, 1999                                          $17,000,000
        September 30, 1999                                     $17,000,000
        December 31, 1999                                      $14,000,000
        March 31, 2000                                         $12,000,000
        June 30, 2000                                          $12,500,000
        September 30, 2000                                     $13,500,000
        December 31, 2000                                      $15,500,000
        March 31, 2001                                         $21,000,000
        June 30, 2001                                          $21,500,000
        September 30, 2001                                     $22,000,000
        December 31, 2001                                      $22,500,000
        March 31, 2002                                         $23,000,000
        June 30, 2002                                          $23,500,000
        September 30, 2002                                     $24,000,000
        December 31, 2002                                      $25,000,000
        March 31, 2003                                         $25,500,000
        June 30, 2003                                          $26,000,000
        September 30, 2003                                     $26,500,000
        December 31, 2003 and thereafter                       $27,500,000"

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                    (c) Section 8.2 of the Credit Agreement is amended by
  deleting such Section in its entirety and replacing it with the following:

          "SECTION 8.2 Ratio of Consolidated Debt to EBITDA. Maintain as of the end of each fiscal quarter of the Borrower a Ratio of Consolidated Debt to EBITDA for the most recently completed four fiscal quarters of the Borrower of not more than the ratio set forth below:

          Four Fiscal Quarters ending on or about:               Ratio
          ----------------------------------------               -----
          December 31, 1998                                      4.85:1
          March 31, 1999                                         5.25:1
          June 30, 1999                                          5.40:1
          September 30, 1999                                     5.40:1
          December 31, 1999                                      5.25:1
          March 31, 2000                                         4.25:1
          June 30, 2000                                          4.00:1
          September 30, 2000                                     3.75:1
          December 31, 2000                                      3.50:1
          March 31, 2001                                         4.00:1
          June 30, 2001                                          3.85:1
          September 30, 2001                                     3.65:1
          December 31, 2001                                      3.50:1
          March 31, 2002                                         3.25:1
          June 30, 2002                                          3.25:1
          September 30, 2002                                     3.25:1
          December 31, 2002                                      3.00:1
          March 31, 2003                                         3.00:1
          June 30, 2003                                          3.00:1
          September 30, 2003                                     3.00:1
          December 31, 2003 and thereafter                       2.75:1"

                  (d) Section 8.3 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 8.3 Interest Coverage Ratio. Maintain as of each date set forth below, a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrower to (ii) Consolidated cash Interest Expense for such period (except that in respect of the first three testing periods referred to below, actual amounts expended for cash Interest Expense, in each case since the Closing Date shall be computed on an annualized basis) of not less than the ratio set forth below for such period:

          Four Fiscal Quarters ending on or about:               Ratio
          ----------------------------------------               -----
          December 31, 1998                                      2.25:1
          March 31, 1999                                         2.00:1
          June 30, 1999                                          2.00:1
          September 30, 1999                                     2.00:1

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
          December 31, 1999                                      2.15:1
          March 31, 2000                                         2.25:1
          June 30, 2000                                          2.35:1
          September 30, 2000                                     2.75:1
          December 31, 2000                                      3.00:1
          March 31, 2001                                         2.75:1
          June 30, 2001                                          2.75:1
          September 30, 2001                                     2.85:1
          December 31, 2001 and thereafter                       3.00:1"

                   (e) Section 8.4 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 8.4 Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) EBITDA for the most recently completed four fiscal quarters of the Borrower, less Capital Expenditures made by the Borrower and its Subsidiaries during such period (except that in respect of the first three testing periods referred to below, the amount of Capital Expenditures shall be deemed to be equal to the lesser of (x) actual amounts expended for Capital Expenditures, in each case since the Closing Date, computed on an annualized basis and (y) $3,500,000), less the aggregate amount of federal, state, local and foreign taxes paid by the Borrower and its Subsidiaries in cash during such period, less cash dividends paid by the Borrower to the holders of its common stock during such period, to the (ii) sum of (x) cash interest payable by the Borrower and its Subsidiaries on all Debt during such period (except that in respect of the first three testing periods referred to below, actual amounts expended for cash Interest Expense, in each case since the Closing Date shall be computed on an annualized basis), plus (y) principal amounts of all Debt payable by the Borrower and its Subsidiaries during such period (except that in respect of the first three testing periods referred to below, such principal amounts payable in each case since the Closing Date, computed on an annualized basis, shall be deemed to be equal to $3,000,000), of not less than the ratio set forth below for such period:

         Four Fiscal Quarters ending on or about:                Ratio
         ----------------------------------------                -----
         December 31, 1998                                       1.10:1
         March 31, 1999                                          1.00:1
         June 30, 1999                                           1.00:1
         September 30, 1999                                      1.00:1
         December 31, 1999                                       1.05:1
         March 31, 2000                                           .70:1
         June 30, 2000                                            .40:1
         September 30, 2000                                       .40:1
         December 31, 2000                                        .60:1
         March 31, 2001 and thereafter                           1.10:1"

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ARTICLE 2. Confirmations and References.

           Section 2.1 Continuing Effect. The Credit Agreement and the other Loan Documents delivered in connection therewith are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects except that on and after the date hereof.

                   (a) All references in the Credit Agreement and all references in the other Loan Documents:

                       (i) to the "Credit Agreement." "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby; and

                       (ii) to the "Loan Documents" shall be deemed to include this Amendment.

                   (b) All references in the Credit Agreement to "this Agreement," "hereto," "hereof," "hereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

         Section 2.2 Confirmation of Liens. The Liens granted pursuant to the Collateral Documents secure, without limitation, the Obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment. The term "Obligations" as used in the Collateral Documents (or any other term used therein to refer to the liabilities and obligations of the Borrower and its Subsidiaries to the Lenders and the Administrative Agent), include, without limitation, Obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended by this Amendment.

ARTICLE 3. Representations and Warranties.

         The Borrower and each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that:

         Section 3.1 Existing Representations. Each of the representations and warranties contained in Article 4 of the Credit Agreement is true in all material respects on, and as though made as of, the date hereof, other than any such representation or warranties that, by their terms, refer to a specific date, in which case, as of such specific date.

         Section 3.2 No Default. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement, as amended hereby, and no event which, with the giving of notice or lapse of time, or both, would constitute such a Default or Event of Default.

         Section 3.3 Power, Authority, Consents. The Borrower has the power to execute, deliver and perform the Credit Agreement, as amended by this Amendment. The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment. No consent or approval of any Person, no consent or approval of any landlord or mortgagee, no waiver of any lien or right of distraint or other similar right and no consent,


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




license, approval, authorization or declaration of any governmental authority, bureau or agency, is required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of this Amendment.

           Section 3.4 No Violation of Law or Agreements. The execution and delivery by the Borrower of this Amendment and performance by it hereunder, will not violate any provision of law presently in effect and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument presently in effect of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture presently in effect to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Collateral Documents as acknowledged and confirmed herein.

          Section 3.5 Binding Effect. This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligation of the Borrower, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally, and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

ARTICLE 4. Conditions to Amendment.

          The effectiveness of the amendments contained in Article 1 shall be subject to the fulfillment of the following conditions precedent:

          Section 4.1 Amendment. The Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          Section 4.2 Resolutions; Incumbency. The Administrative Agent shall have received copies of the following:

                      (a) Copies of resolutions of the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, duly certified by the secretary or an assistant secretary of the Borrower; and

                      (b) An incumbency certificate with the names and true signatures of the officers of the Borrower authorized to sign this Amendment.

          Section 4.3 No Default. There shall exist no Event of Default or Default under the Credit Agreement.

          Section 4.4 Representations and Warranties. The representations and warranties contained in Article 3 hereof shall be true and correct in all material respects on the date hereof;


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and the Administrative Agent shall have received a certificate dated the date hereof certifying that the conditions set forth in this Article 4 are satisfied as of the date of effectiveness hereof.

          Section 4.5 Amendment Fee. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.15% of the aggregate of such Lender's Commitments.

ARTICLE 5. Miscellaneous.

          Section 5.1 Continued Effectiveness. Except as specifically amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          Section 5.2 Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

          Section 5.3 Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

          Section 5.4 Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of an originally executed counterpart.

          Section 5.5 Binding Effect; Assignment. This Amendment shall not become effective unless executed and delivered by the Required Lenders. This Amendment shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of the Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Lenders, and any purported assignment or delegation without such consent shall be void.

          Section 5.6 Expenses. The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable fees of counsel for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any documents required to be furnished herewith.



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